Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies [Abstract]
Commitments and Contingencies

6.Commitments and Contingencies

a)	Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company’s vessels are entered. During the six months ended June 30, 2022, the Company recorded a gain of $1,789 from insurance recoveries received from its insurers for claims covered under its insurance policies, which is separately presented as insurance recoveries in the accompanying 2022 unaudited interim statement of operations.
b)	The Company has the obligation to repurchase Florida upon expiration of the lease contract, as described in Note 5.
c)	As of June 30, 2022, the Company’s vessels, owned and chartered-in, except for those which were in drydock, were fixed under time charter agreements, considered operating leases. The minimum contractual gross charter revenue expected to be generated from fixed and non-cancelable time charter contracts existing as of June 30, 2022 and until their expiration was as follows:

Period	Amount
Year 1	$193,106
Year 2	33,839
Year 3	9,479
Year 4	9,453
Year 5	5,491
Total	$251,368